EX-10.10a

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FOURTH AMENDMENT TO IDENTITY PROTECTION SERVICE PROVIDER AGREEMENT

This Fourth Amendment to Identity Protection Service Provider Agreement (the “Fourth Amendment”) is made and entered into effective as of July 3, 2014 (the “Fourth Amendment Effective Date”) by and between Early Warning Services, LLC (“Early Warning”) and LifeLock, Inc. (“Service Provider”), for the purposes of amending that certain Identity Protection Service Provider Agreement, dated July 29, 2011, by and between EWS and Service Provider, as amended by that certain First Amendment dated August 28, 2012, that certain Second Amendment dated June 2, 2014, and that Third Amendment, dated June 26, 2014 (as amended, the “Agreement”).

RECITALS

A.	Service Provider and Early Warning entered into the Agreement pursuant to which Service Provider markets certain alerts generated from data gathered through the EWS Services.
B.	Service Provider and Early Warning now desire to enter into this Fourth Amendment to amend certain terms of the Agreement to formalize the long-term business relationship.

AGREEMENT

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	Recitals. The Recitals set forth above are by this reference incorporated herein.

2.	Defined Terms. Capitalized terms not defined herein shall have the meaning given to them in the Agreement.

3.	Amendment to Section 1 (Definitions) of the Agreement. The following defined term is added to the Agreement:

“[****] Alert” means any EWS Alert generated pursuant to Section 2.5.4 based [****].

4.

Amendment to Section 2.6 (Transmission of EWS Alerts to Service Provider) of the Agreement.  Effective as of the Fourth Amendment Effective Date, Section 2.6 (Transmission of EWS Alerts to Service Provider) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Early Warning shall send EWS Alerts to Service Provider pursuant to the applicable Documentation and Exhibit A. Notwithstanding the foregoing, Early Warning shall not provide Service Provider the [****] Alerts until such time as [****].”

5.

Amendment to Section 2.9 (Retention of EWS Alerts) of the Agreement.  Effective as of the Fourth Amendment Effective Date, the following clause shall be inserted as the new subsection 2.9.1 after the Section 2.9 (Retention of EWS Alerts):

“Early Warning will use reasonable best efforts to [****].  At such time that Early Warning certifies, represents and warrants to Service Provider in writing that [****], the [****] Alerts will thereafter be deemed to be [****] Alerts for the application of applicable pricing under Exhibit B (Schedule of Fees).  [****].”

6.

Amendment to Section 2.10 (Inquiries Regarding LifeLock Alerts) of the Agreement.  Effective as of the Fourth Amendment Effective Date, Section 2.10 (Inquiries Regarding LifeLock Alerts) of the Agreement is hereby amended by inserting the following after the last sentence:

“If Service Provider receives an inquiry from a Subscriber concerning a LifeLock Alert, such LifeLock Alert was created in response to a [****] Alert, and the [****] has passed, Service Provider shall transmit such inquiry to Early Warning.  Early Warning shall retransmit the [****] Alert to Service Provider subject to Section 2.6, and Service Provider shall retain the [****] Alert subject to Section 2.9, including without limitation [****].”

CONFIDENTIAL AND PROPRIETARY © 2014, LIFELOCK, INC.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

7.

Amendment to Section 12.1 (Term) of the Agreement.  Effective as of the Fourth Amendment Effective Date, Section 12.1 (Term) of the Agreement is hereby deleted in its entirety and replaced with the following:

“12.1

Term.  Unless terminated earlier pursuant to this Agreement, this Agreement shall be for a three (3) year period (the “Initial Term”) beginning on the Effective Date.  After the Initial Term, this Agreement shall be renewed automatically for a period of three (3) years (the “Second Term”), until and unless either Party provides written notice of non-renewal to the other Party at least thirty (30) days prior to the expiration of the Initial Term. After the Second Term, this Agreement shall be renewed automatically for an indefinite number of consecutive one-year terms (each a “Renewal Term”), until and unless either Party provides written notice of non-renewal to the other Party at least sixty (60) days prior to the expiration of the Second Term or then-current Renewal Term. The Initial Term together with the Second Term and all Renewal Terms is referred to as the “Term.””

8.	The following shall be inserted as Section 14.15:

“14.15

Non-Solicitation.  Neither Early Warning nor Service Provider shall solicit for employment or hire any employee of the other Party or any of its affiliates with whom it had contact or became known to it in connection with or directly working on the marketing or provision of alerts generated through the Alert Services; provided, however, that nothing in this Section 14.15 shall prohibit Early Warning or Service Provider from hiring any employee of the other Party or any of its affiliates that (a) is responding to a job opportunity advertisement directed to the general public rather than targeting any employee or (b) initiates conversations with Early Warning or Service Provider regarding possible future employment on his or her own initiative without any solicitation by such Party or its affiliates.”

9.	Amendment to Exhibit A (Service Levels). Effective as of the Fourth Amendment Effective Date, Exhibit A is deleted in its entirety and replaced with the following:

A.  DEFINITIONS

“Available” - the Service can be used in accordance with its intended functionality with the required databases being accessible.

“Critical Service Level Failure” - a Service Level Failure in which Early Warning fails to meet the Service Level by more than [****].

[****]

“Monthly Charges” - the total amount invoiced by Early Warning to Service Provider for the Alert Services.

[****]

“Response Time” – means the total amount of time it takes the EWS Service to generate an alert calculated based on the duration of time between when the information arrives at Early Warning and the time the EWS Alerts leave the EWS Service.

“Scheduled Downtime” - the period of time, during which Early Warning shall perform scheduled systems maintenance.  Early Warning shall give Service Provider at least ten (10) business days’ prior notice of Scheduled Downtime.  Each period of Scheduled Downtime will not exceed five (5) hours in duration and will occur:

1.Between the hours of [****].

2.Between the hours of [****].

CONFIDENTIAL AND PROPRIETARY © 2014, LIFELOCK, INC.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

“Service Availability” – means the amount of time the Alert Service is available and capable of sending EWS Alerts to the Service Provider in accordance with the Service Level.

“Service Level” – the required performance standards for specified characteristics of the Alert Service as set forth below.

“Service Level Credit” - with respect to a Service Level Failure, an amount determined by multiplying the Monthly Charges for the month in which the Service Level Failure occurs by the applicable Service Level Credit Percentage for such Service Level.

“Service Level Credit Percentage” - the percentage of the Monthly Charges to be paid as a Service Level Credit for a Service Level Failure.

“Service Level Failure” - failure to meet a specified Service Level.

“Service Level Termination Right Event” - the occurrence of a Critical Service Level Failure in [****] calendar months

“Subscriber Data File” – the file containing Subscriber Data transmitted to Early Warning by Service Provider pursuant to the Documentation.

B.SERVICE LEVELS

Service Level Title	[****]
Service Level Definition	[****]
Service Level Credit Percentage	[****] for every processing day that the Service Level is not met; [****] for every processing day with a Critical Service Level Failure

Service Level Title	[****]
Service Level Definition	[****]
Service Level Credit Percentage	[****] for every [****] that the Service Level is not met

Service Level Title	[****]
Service Level Definition	[****]
Calculation	[****]
Service Level Credit Percentage	[****] for every [****] that the Service Level is not met

Service Level Title	[****]

CONFIDENTIAL AND PROPRIETARY © 2014, LIFELOCK, INC.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Service Level Definition	[****]
Calculation	[****]
Service Level Credit Percentage	[****] for every [****] that a [****] occurs, [****] for every [****] that has more than [****].

[****]

[****]

C.SERVICE LEVEL CREDITS

For the first Service Level Failure in each calendar year during the term of the Agreement, no Service Level Credit will be due unless the Service Level Failure is a Critical Service Level Failure.  For any second or more Service Level Failures during the same calendar year, Service Level Credits will be due as follows.

In the event of (i) any Critical Service Level Failure, or (ii) a second or subsequent Service Level Failure in the same calendar year during the term of the Agreement, the corresponding Service Level Credit shall be applied against the Monthly Charges owed by Service Provider in the month during which the Service Level Failure occurs.  Service Level Credits will be reflected on the invoice following the month in which the Service Level Failure giving rise to the Service Level Credits occurs.  If more than one Service Level Failure occurs in a single calendar month, the sum of the corresponding Service Level Credits shall be credited to Service Provider; however, the total amount of Service Level Credits credited to Service Provider with respect to Service Level Failures occurring in a single calendar month shall not exceed, in the aggregate, [****] of the Monthly Charges for that month.

The parties agree that the Service Level Credits are a reasonable estimation of the damages that would be incurred as a result of a Service Level Failure, and the Service Level Credits and the right to terminate the Agreement pursuant to Section E below shall be Service Provider’s sole remedies for Service Level Failures under this Agreement.

D.EXCEPTIONS TO PAYMENT OF SERVICE LEVEL CREDITS

Early Warning will be relieved of any obligation to pay Service Level Credits for a Service Level Failure, and such Service Level Failure shall not be counted in the determination of a Service Level Termination Event, to the extent that the Service Level Failure was caused by (i) a force majeure event as defined in the Agreement; (ii) telecommunication line or router outages; or (iii) failure of Service Provider  to comply with all technical specifications and requirements for accessing the Service as defined in the Agreement or documentation provided to Service Provider.

E.SERVICE LEVEL TERMINATION RIGHT EVENT

Upon a Service Level Termination Right Event, Service Provider shall have the right to terminate the Agreement without penalty by delivering written notice of termination to Early Warning within sixty (60) days of such Service Level Termination Right Event.  If Service Provider does not exercise such termination right within such 60-day period, then such Service Level Termination Right Event shall be deemed to be

CONFIDENTIAL AND PROPRIETARY © 2014, LIFELOCK, INC.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT.  COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

waived.  Waiver of one or more Service Level Termination Right Events shall not operate as a waiver of any subsequent Service Level Termination Right Event.

10.	Amendment to Exhibit B (Schedule of Fees) Effective as of the Fourth Amendment Effective Date, Exhibit B is deleted in its entirety and replaced with the following:

One-Time Fees

Delivery Method*

[****]$ [****]

[****]$ [****]

*The Delivery Method chosen indicates the timing of and frequency in which Service Provider receives EWS Alerts from Early Warning.

Monthly Fees

[****].

[****]$[****]

[****]$[****]

[****]$[****]

[****]$[****]

[****]

Note: The Monthly Fee is based on the average number of Subscribers for each calendar month, which is calculated by averaging the total number of Subscribers each day of the month.

[****][****]

[****]

Telecommunication Fees

[****][****]

[****][****]

Minimum Subscribers

[****]

[****]

[****]

[****]

[Remainder of page left intentional blank]

CONFIDENTIAL AND PROPRIETARY © 2014, LIFELOCK, INC.

IN WITNESS WHEREOF, this Fourth Amendment has been entered into effective as of the Fourth Amendment Effective Date.

LifeLock: LifeLock, Inc. By: /s/ Steven M. Seoane Printed Name: Steven M. Seoane Title: Chief Product Officer	EWS: early warning services, llc By: /s/ Tracy Cheney Printed Name: Tracy Cheney Title: General Counsel & Secretary

CONFIDENTIAL AND PROPRIETARY © 2014, LIFELOCK, INC.